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                                                                 EXHIBIT 10-(10)

                                    SCHEDULE

                         EXECUTIVE SEVERANCE AGREEMENTS


         The following Executive Severance Agreements are substantially identical to the Executive Severance Agreement dated April 27, 1989 between Sonat Inc. and Ronald L. Kuehn, Jr. which was filed as Exhibit 10-(14) to the Sonat Inc. Annual Report on Form 10-K for the year ended December 31, 1989:

         Executive Severance Agreement dated April 27, 1989, between Sonat Inc. and Donald G. Russell.

         Executive Severance Agreement dated April 27, 1989, between Sonat Inc. and William A. Smith.

         Executive Severance Agreement dated February 24, 1994, between Sonat Inc. and James A. Rubright.